Exhibit 3.2

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles
CAROL PREST
BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: July 28, 2016 12:33 PM Pacific Time

Incorporation Number: BC0786966

Recognition Date and Time: April 1, 2007 12:00 AM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES
Name of Company:
LIONS GATE ENTERTAINMENT CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Page: 1 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Malone, John C.

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
BURNS, MICHAEL

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
FELTHEIMER, JON

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Crawford, Gordon

Mailing Address:	Delivery Address:
520 GEORGIAN ROAD	520 GEORGIAN ROAD
LA CANADA FLINTRIDGE CA 91011	LA CANADA FLINTRIDGE CA 91011
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
SIMMONS, HARDWICK

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Zaslav, David M.

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Page: 2 of 4

Last Name, First Name, Middle Name:
PATERSON, SCOTT

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Last Name, First Name, Middle Name:
EVRENSEL, ARTHUR

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Last Name, First Name, Middle Name:
Rachesky, Mark

Mailing Address:	Delivery Address:
40 WEST 57TH STREET	40 WEST 57TH STREET
24TH FLOOR	24TH FLOOR
NEW YORK NY 10010	NEW YORK NY 10010
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Fries, Michael T.

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
Yaffe, Phyllis

Mailing Address:	Delivery Address:
70 ROSEHILL AVENUE	70 ROSEHILL AVENUE
APARTMENT 208	APARTMENT 208
TORONTO ON M4T 2W7	TORONTO ON M4T 2W7
CANADA	CANADA

Last Name, First Name, Middle Name:
SIMM, DARYL

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

Page: 3 of 4

Last Name, First Name, Middle Name:
LUDWIG, HARALD

Mailing Address:	Delivery Address:
20TH FLOOR, 250 HOWE STREET	20TH FLOOR, 250 HOWE STREET
VANCOUVER BC V6C 3R8	VANCOUVER BC V6C 3R8
CANADA	CANADA

Last Name, First Name, Middle Name:
Fine, Emily

Mailing Address:	Delivery Address:
SUITE 200 - 2700 COLORADO BLVD	SUITE 200 - 2700 COLORADO BLVD
SANTA MONICA CA 90404	SANTA MONICA CA 90404
UNITED STATES	UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	500,000,000		Common Shares	Without Par Value

				With Special Rights or
				Restrictions attached

2.	200,000,000		Preference Shares	Without Par Value

				With Special Rights or
				Restrictions attached

	1.	1,000,000	5.25% Convertible Redeemable Preferred	Special Rights or
			Shares, Series A	Restrictions are attached

	2.	10	Preferred Shares, Restricted Voting,	Special Rights or
			Non-Transferable, Series B	Restrictions are attached

Page: 4 of 4